ACE HARDWARE CORPORATION
RETIREMENT BENEFITS REPLACEMENT PLAN
RESTATED AND ADOPTED DECEMBER 7, 1993
I

PURPOSE

The purpose of this Retirement Benefits Replacement Plan is to continue to provide on an unfunded basis for certain participants in the Ace Hardware Corporation Employees' Profit Sharing Plan ("Profit Sharing Plan") and the Ace Hardware Corporation Employees' Pension Plan ("Pension Plan") retirement benefits equal to the amounts by which the benefits they would have been entitled to receive under the Profit Sharing Plan and Pension Plan are reduced by reason of the limitations on contributions and benefits imposed by Section 415 of the Internal Revenue Code of 1986 ("Code"), the limitations on compensation imposed by Section 401(a)(17) of the Code, or by any future federal legislation which limits compensation or benefits (the "Limitations"). It is intended that this Plan shall constitute an "excess benefit plan" as defined in 3(36) of the Employee Retirement Income Security Act of 1974 ("ERISA") and an unfunded deferred compensation plan for a select group of highly compensated employees as described in Sections 201(2), 301(a)(3) and 401(a)(1) of ERISA.

II

EFFECTIVE DATE

This Plan shall be effective for all reductions in benefits under the Profit Sharing Plan and the Pension Plan for participants herein which result from imposition of the Limitations at any time on or after January 1, 1985. The Plan was originally adopted on October 1, 1985 and is herein restated effective as of January 1, 1989, unless specifically provided otherwise.

III

PLAN PARTICIPATION

Participation in this Plan shall be exclusively limited to any officer or key employee who is designated as a Participant by the Board of Directors of Ace Hardware Corporation ("Board") and whose benefits under either or both of the Profit Sharing Plan and the Pension Plan are reduced by reason of the Limitations Effective as of January 1, 1994, the following individuals shall become or continue to be Participants hereunder:

Roger E. Peterson
David F. Hodnik
William A. Loftus
Paul M. Ingevaldson
Michael C. Bodzewski
Rita D. Kahle
David  W. League
David F. Myer
Fred J. Neer
Donald L. Schuman

IV

PENSION PLAN REPLACEMENT BENEFITS

Effective until December 31, 1992 there shall be accrued as monthly benefits for a Participant under this Plan an amount equal to the excess, if any, of the amount described in paragraph (i) below over the amount described in paragraph (ii) below:

(i) The amount of benefit to which he would be entitled under the Pension Plan if such benefit were computed without giving any effect to the Limitations imposed by Section 415 of the Code or by Section 401(a)(17) of the Code,

2. the amount of benefit to which he is entitled under the Pension Plan.

The amount so determined shall be subject to such adjustments as the Board may from time to time deem appropriate to reflect any changes in the application of the Limitations.

Any benefits under this Section which become payable to such Participant and/or surviving spouse or child or children of such Participant shall be paid in the same manner and at the same time that benefits are payable under the Pension Plan, except that if the Participant elects to take early retirement as provided for under the Pension Plan, his monthly benefits hereunder shall in no event commence to be paid to him earlier than the date as of which he attains the age of 60 years.

As of January 1, 1993, a Participant shall no longer accrue any Pension Plan Replacement Benefits and any benefit accrued prior to this time shall be "frozen" as of December 31, 1992.

V

PROFIT SHARING PLAN REPLACEMENT BENEFITS

(a)  Profit Sharing Replacement Benefits. As of the last day of each calendar year there shall be accrued for the account of a participant under this Plan amounts equal to the excess, if any, of the amount described in paragraph (i) below over the amount described in paragraph (ii} below:

(i) The amount of benefit to which he would be entitled under the Profit Sharing Plan if such benefit were computed without giving any effect to the Limitations imposed by Section 415 of the Code or by Section 401(a)(17) of the Code,

             (ii) The amount of benefit to which he is entitled under the Profit Sharing Plan.

The amount so determined shall be subject to such adjustments as the Board may from time to time deem appropriate to reflect any changes in the application of the Limitations.

At the same time that annual adjustments are made to the account of such Participant for his proportionate share of the earnings or losses realized or incurred by the Trust established under the Profit Sharing Plan, adjustments bearing the same percentage relationship to his account balance under this Plan shall be made to said account balance.

A Participant who dies, retires or becomes disabled during a calendar year shall be considered a Participant on the last day of the year in which such event occurs, for purposes of determining the Profit Sharing Replacement Benefit, if any, for such year.

(b)  Payment of Profit Sharing Plan Replacement Benefits. Effective January 1, 1993, any benefits accrued under this Section shall be paid to such Participant upon the following dates selected by the Participant pursuant to a valid election:

(A)  in one lump sum as soon as practicable after the date of his retirement, disability or death (as defined in the Profit Sharing Plan); or
(B)  in one lump sum at a date specified in the election, which date can be no later than 10 years after the date of retirement; or

(C)  in monthly installment payments beginning when designated after the date of retirement and extending for a period of up to 10 years as designated by the Participant; or

(D)  in one lump sum as soon as practicable following termination of employment other than retirement, disability or death.

In order to be valid, elections under this Plan must be made by the Participant and on file with the Plan Administrator prior to the earlier of (i) at least 6 months prior to the date of retirement or (ii) the last day of the calendar year preceding the calendar year of the Participant's retirement.

Payments will be made to the Participant except, that if termination of employment occurs by reason of the death of the Participant or upon the death of a Participant receiving installments, such benefits shall be paid or continue to be paid to the beneficiary or beneficiaries designated by him to receive payment of benefits under the Profit Sharing Plan, and in accordance with the Participant's election.

In the event a valid election is not on file with the Plan Administrator, as determined by the Board, any benefits payable to a Participant or beneficiary shall be paid in a lump sum as soon as practicable.

(c)  Accumulations on Deferred or Installment Payments. The benefits accrued for the account of any Participant in the Plan who has elected to defer payments or elected to, receive installments shall be augmented by the accumulation of additional values earned from the retirement (minus any installment payments) until the date of payment at simple interest rates equivalent to the "prime rate" of interest charged by The Northern Trust Company of Chicago, Illinois. For each year, such rate shall be established by applying said prime rate as in effect on the first day of the year. The Board reserves the right to increase or decrease the rate to be used in calculating the accumulation of additional values for all benefit payment deferrals at any time.

(d)  Acceleration of Benefit Payments. Notwithstanding the provisions of the Plan or the period of payment previously elected by the Participant, in the event a Participant ceases to be an employee of the Company and, within three years thereafter, becomes a proprietor, officer, director or employee, or otherwise becomes affiliated with, any business which competes with the Company as determined by the Board, the entire balance of such Participant's account may, if so decided by the Board, in its sole discretion, be paid to said Participant in a lump sum. Payments may also be accelerated at the sole discretion of the Board in the event of the Participant's financial hardship or other unforeseeable event.

VI

VESTING

The vesting rules set forth in the Pension Plan shall be applied for purposes of determining the vested interest of a participant in the Pension Plan Replacement Benefits accrued for him under this Plan and the vesting rules set forth in the Profit Sharing Plan shall be applied for purposes of determining the vested interest of a Participant in the Profit Sharing Plan Replacement Benefits accrued for his account under this Plan.

VII
UNFUNDED PLAN

Ace Hardware Corporation shall maintain such records as shall be deemed by it to be appropriate for the determination at the end of each calendar year of the Pension Plan Replacement Benefits accrued for a participant hereunder as of such date and the balances accrued for the account of each participant hereunder as of such date as Profit Sharing Plan Replacement Benefits, but annual or other periodic book entries need not be made with respect to any of the benefits provided for under the Plan unless the same shall otherwise be required by law or by generally accepted accounting principles. However, no payments are to be made by Ace Hardware Corporation for the funding of any of the benefits provided under this Plan, and Ace Hardware Corporation's only obligation hereunder with respect to any participant, surviving spouse, or other beneficiary of any participant shall be to pay the benefits provided hereunder as the same become due and payable in accordance with the terms hereof. The rights of any participant and of any surviving spouse or other beneficiary of a participant hereunder shall be solely those of an unsecured creditor of Ace Hardware Corporation.

VIII

BINDING EFFECT AND ASSIGNABILITY OF BENEFITS

In the event the Company becomes a party to any merger, consolidation or reorganization or a "change of control" occurs, any benefits accrued under this Plan prior to such merger, consolidation, reorganization or change of control shall remain in full force and effect as an obligation of the Company or its successor in interest. A change of control shall be deemed to have occurred on the date on which there is a change in 25% or more of the combined voting power of the Corporation (whether by tender or exchange offer, merger or beneficial ownership), the shareholders approve a sale of substantially all of the Corporation's assets or, during any period of two consecutive years, individuals who, at the beginning of such period, constituted the Board cease to constitute at least a majority thereof, unless the election or nomination for election of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period. None of the payments of benefits provided for by this Plan shall be subject to seizure for payment of any debts of or judgments against, the Participant. The right of the Participant or any other person to the payment of benefits under the Plan shall not be assigned, transferred, pledged or encumbered except by a written beneficiary designation, by will or by the laws of descent and distribution and any attempt at assignment, transfer, pledge or encumbrance shall not be recognized by the Company, and shall be void and of no further force or effect.

IX

GENERAL PROVISIONS

 (a) Administration. This Plan shall be administered by the Company. The Company shall be the Plan Administrator, within the meaning of ERISA and shall have authority with respect to this Plan that is co-extensive of that which the Plan Administrator has with respect to the Pension Plan and Profit Sharing Plan, including but not limited to the discretionary authority to construe and to interpret the Plan and to control and manage the operation and administration of the Plan. The Board may adopt rules regarding the administration of the Plan and delegate responsibilities as deemed appropriate. The claims procedure set forth in the Pension Plan and Profit Sharing Plan shall apply to claims for benefits under this Plan.

(b) Finality of Determination. The determination of the Plan Administrator as to any disputed questions arising under this Plan, including questions of construction and interpretation shall be final, binding, and conclusive upon all persons.

1. Expenses. The expenses of administering the Plan shall be borne by the Company.

(d) Indemnification and Exculpation. The Board, its agents and officers, directors, and employees of the Company and its affiliates shall be indemnified and held harmless by the Company against and from any and all loss, cost, liability, or expense that may be imposed upon or reasonably incurred by them in connection with or resulting from any claim, action, suit, or proceeding to which they may be a party or in which they may be involved by reason of any action taken or failure to act under this Plan and against and from any and all amounts paid by them in settlement (with the Company's written approval) or paid by them in satisfaction of a judgment in any such action, suit, or proceeding. The foregoing provision shall not be applicable to any person if the loss, cost, liability, or expense is due to such person's gross negligence or willful misconduct.

(e) Action by the Company. Any action required of or permitted by the Company under this Plan shall be by resolution of the Board of Directors of the Company or any person or persons authorized by resolution of the Board of Directors.

(f) Severability. In the event any provision of this Plan or a related Participant election is held invalid, illegal or unenforceable, or is limited in whole or in part, such provision shall be deemed severed and the remaining provisions shall not be effected thereby.

(g) Tax Liability. The Company may withhold from any payment of benefits hereunder any taxes required to be withheld.

X

TERMINATION OR AMENDMENT

The Board reserves the right to amend this Plan from time to time or to terminate the Plan at any time by resolution of the Board; provided, no amendment or the termination of the Plan shall deprive a Participant of his accrued benefit, as constituted at the time of the amendment or termination, as may be the case, without written consent of the effected Participant.

ACE HARDWARE CORPORATION
ELECTION FOR PAYMENT OF PROFIT SHARING BENEFITS
UNDER THE RETIREMENT BENEFITS REPLACEMENT PLAN

I, the undersigned, being an employee of Ace Hardware Corporation who is eligible to participate in its Retirement Benefits Replacement Plan, do hereby elect that the total of the accrued benefit amount plus any additional valuation accumulation thereon shall be paid to me as follows (initial and complete one election):

_____ in one lump sum as soon as practicable after the date of my retirement or disability, or

_____ in one lump sum on _________, which date is no later than 10 years after the date of my retirement, or

_____ in monthly installment payments beginning on __________ after the date of my retirement and extending for a period of _________ years.  This period extends for no longer than a period of 10 years.

I understand that, in order to be valid, elections under this Plan must be made by the Participant and on file with the Plan Administrator prior to the earlier of (i) at least 6 months prior to the date of retirement or (ii) the last day of the calendar year preceding the calendar year of the Participant's retirement. I further understand that I may change my election only by written request and within the time periods noted for a valid election in accordance with the terms of the Plan. All elections will be filed with the Company as Plan Administrator. In the event a valid election is not on file with the Plan Administrator, as determined by the Board, any benefits payable to a Participant or beneficiary shall be paid in a lump sum as soon as practicable.

Notwithstanding any of the foregoing and any previously valid election on file if termination of employment occurs for any reason other than retirement, disability or death, any benefits accrued shall be paid in one lump sum.

I understand that payments will be made to me except that in the event of my death, such benefits shall be paid to the beneficiary or beneficiaries designated by me to receive payment of my death benefits under the Profit Sharing Plan.

Date: _______________________               Date: __________________________
                                                                                         Received by:

____________________________                        __________________________
Signature of Participant                                                Vice President - Finance
                                                                                          Ace Hardware Corporation

FIRST AMENDMENT
TO
RESTATED ACE HARDWARE CORPORATION
RETIREMENT BENEFITS REPLACEMENT PLAN
(Adopted on August 19, 1997)

This First Amendment to the Restated Ace Hardware Corporation Retirement Benefits Replacement Plan is hereby entered into on this 19th day of August, 1997 and is effective September 1, 1997:

WITNESSETH:

Whereas the Company adopted a Retirement Benefits Replacement Plan on October I, 1985 and restated the Plan on December 7, 1993; and

Whereas the Company has amended this Plan to provide for participation by certain officers of the corporation specifically named in the Plan as Participants therein;

Now therefore, effective September 1, 1997, the Ace Hardware Corporation Retirement Benefits Replacement Plan is amended to add certain named officers and key employees of the corporation as Participants in the Plan and to restate Article Ill, Plan Participation, as follows:

III

PLAN PARTICIPATION

Participation in this Plan shall be exclusively limited to any officer or key employee who is designated as a Participant by the Board of Directors of Ace Hardware Corporation ("Board") and whose benefits under any of the Profit Sharing Plan, Money Purchase Plan and the Pension Plan are reduced by reason of the Limitations. Effective as of January 1, 1998, the following individuals shall become or continue to be Participants hereunder:

     David F. Hodnik
     William A. Loftus
     Paul M. Ingevaldson
     Rita D. Kahle
     Michael C. Bodzewski
     Lori L. Bossmann
     Ray A. Griffith
     David W. League
     David F. Myer
     Fred J. Neer
     Donald L. Schuman

Effective 9/01/97

SECOND AMENDMENT
TO
RESTATED ACE HARDW ARE CORPORA TION
RETIREMENT BENEFITS REPLACEMENT PLAN
(Adopted on December 8, 1998)

This Second Amendment to the Restated Ace Hardware Corporation Retirement Benefits Replacement Plan is hereby entered into on this 8th day of December, 1998 and is effective January 1, 1999:

WITNESSETH:

Whereas the Company adopted a Retirement Benefits Replacement Plan on October 1, 1985 and restated the Plan on December 7, 1993; and

Whereas the Company has amended this Plan to provide for participation by certain officers of the corporation specifically named in the Plan as Participants therein;

Now therefore, effective January 1, 1999, the Ace Hardware Corporation Retirement Benefits Replacement Plan is amended to add certain named officers and key employees of the corporation as Participants in the Plan and to restate Article III, Plan Participation, as follows:

III

PLAN PARTICIPATION

Participation in this Plan shall be exclusively limited to any officer or key employee who is designated as a Participant by the Board of Directors of Ace Hardware Corporation ("Board") and whose benefits under any of the Profit Sharing Plan, Money Purchase Plan and the Pension Plan are reduced by reason of the Limitations. Effective as of January 1, 1999, the following individuals sha1l become or continue to be Participants hereunder:

     David F. Hodnik
     William A. Loftus
     Paul M. Ingevaldson
     Rita D. Kahle
     Michael C. Bodzewski
     Lori L. Bossmann
     Ray A. Griffith
     David W. League
     David F. Myer
     Fred J. Neer
     Donald L. Schuman
     William J. Bauman
     Kenneth L. Nichols
     Daniel C. Prochaska
     Wyane E. Wiggleton

Effective 1/01/99

THIRD AMENDMENT
TO
RESTATED ACE HARDWARE CORPORATION
RETIREMENT BENEFITS REPLACEMENT PLAN
(Adopted on December 8, 1999)

     THIS THIRD AMENDMENT to the RESTATED ACE HARDWARE CORPORATION RETIREMENT BENEFITS REPLACEMENT PLAN is hereby entered on this 8th day of December, 1999 and effective as set forth herein:

WITNESSETH:

     WHEREAS, the Company adopted a Retirement Benefits Replacement Plan on October 1, 1985 and restated the Plan on December 7, 1993; and

     WHEREAS, Effective January 1, 1997 the profit sharing component was divided into two plans, Employees' Profit Sharing Plan and the Employees' Money Purchase Plan; and

     WHEREAS, the Company has amended this Plan to provide for participation by certain officers and key employees of the corporation specifically named in the Plan as Participants therein;

     NOW, THEREFORE, the Ace Hardware Corporation Retirement Benefits Replacement Plan is amended to combine the Employees' Profit Sharing Plan and the Employees' Money Purchase Plan within the term Profit Sharing Plan, and to add certain named officers and key employees of the corporation as Participants in the Plan and to restate Article III, Plan Participation, as follows:

  Effective January 1, 1997, the first sentence of Article I shall be amended to read as follows:

I

PURPOSE
     The purpose of this Retirement Benefits Replacement Plan is to continue to provide on an un-funded basis for certain participants in the Ace Hardware Corporation Employees' Profit Sharing Plan and the Employees' Money Purchase Plan collectively called the ("Profit Sharing Plan") and the Ace Hardware Corporation Employees' Pension Plan ("Pension Plan") retirement benefits equal to the amounts by which the benefits they would have been entitled to receive under the Profit Sharing Plan and Pension Plan are reduced by reason of the limitations on contributions and benefits imposed by Section 415 of the Internal Revenue Code of 1986 ("Code"), the limitations on compensation imposed by Section 401 (a) (17) of the Code, or by any future federal legislation which limits compensation or benefits (the "Limitations").

  Effective January 1, 2000, Article III shall be amended to read as follows:
III

PLAN PARTICIPATION

     Participation in this Plan shall be exclusively limited to any officer or key employee who is designated as a Participant by the Board of Directors of Ace Hardware Corporation ("Board") and whose benefits under any of the Profit Sharing Plan, Money Purchase Plan and the Pension Plan are reduced by reason of the Limitations. Effective as of January 1, 2000, the following individuals shall become or continue to be Participants hereunder:

     David F. Hodnik
     Paul M. Ingevaldson
     Rita D. Kahle
     Michael C. Bodzewski
     Lori L. Bossmann
     Ray A. Griffith
     David F. Myer
     Fred J. Neer
     William J. Bauman
     Kenneth L. Nichols
     Daniel C. Prochaska

FOURTH AMENDMENT
TO
RESTATED ACE HARDWARE CORPORATION
RETIREMENT BENEFITS REPLACEMENT PLAN
(Adopted on December 5, 2001)

     THIS FOURTH AMENDMENT to the RESTATED ACE HARDWARE CORPORATION RETIREMENT BENEFITS REPLACEMENT PLAN is hereby entered on this 5th day of December, 2001 and effective as set forth herein:

WITNESSETH:

     WHEREAS, the Company adopted a Retirement Benefits Replacement Plan on October 1, 1985 and restated the Plan on December 7, 1993; and

     WHEREAS, the Company has amended this Plan to provide for participation by certain officers of the corporation specifically named in the Plan as Participants therein;

     NOW, THEREFORE, effective January 1, 2002, the Ace Hardware Corporation Retirement Benefits Replacement Plan is amended to delete certain named officer who will be no longer an employee of the corporation as of the effective date, as Participants in the Plan and to restate Article III, Plan Participation, as follows:

III

PLAN PARTICIPATION
     Participation in this Plan shall be exclusively limited to any officer or key employee who is designated as a Participant by the Board of Directors of Ace Hardware Corporation ("Board") and whose benefits under any of the Profit Sharing Plan, Money Purchase Plan and the Pension Plan are reduced by reason of the Limitations. Effective as of January 1, 2002, the following individuals shall become or continue to be Participants hereunder:

               David F. Hodnik
               Paul M. Ingevaldson
               Rita D. Kahle
               Michael C. Bodzewski
               Lori L. Bossmann
               Ray A. Griffith
               David F. Myer
               William J. Bauman
               Kenneth L. Nichols
               Daniel C. Prochaska

AND FURTHERMORE, effective January 1, 2002, the Ace Hardware Corporation Retirement Benefits Replacement Plan is amended to adjust profit sharing plan replacement benefits and restate Article V, Paragraph (c) Accumulation on Deferred or Installment Payments, as follows:

V
PROFIT SHARING PLAN REPLACEMENT BENEFITS

(c) Accumulations on Deferred or Installment Payments. The benefits accrued for the account of any Participant in the Plan who has elected to defer payments or elected to receive installments, shall be augmented by the accumulation of additional values earned from the retirement (minus any installment payments) until the date of payment at simple interest rates. The rate of interest per annum will be set and approved annually by the Board of Directors under the Long-Term Incentive Compensation Deferral Option Plan. For each year, such rate shall be established by applying said rate as in effect on the first day of the year. The Board reserves the right to increase or decrease the rate to be used in calculating the accumulation of additional values for all benefit payment deferrals at any time.